UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

July 23, 2007

The Walt Disney Company

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11605	95-4545390
(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street
Burbank, California	91521
(Address of principal executive offices)	(Zip Code)

(818) 560-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The Walt Disney Company (the “Company”) today presented the results of certain prior fiscal periods adjusted to reclassify the operating results of its Radio businesses as a result of the completion of the Company’s previously announced disposition of the ABC Radio business on June 12, 2007.

In the disposition, the Company spun-off its ABC Radio business (consisting of 22 large-market radio stations and the ABC Radio Network) which was then merged with Citadel Broadcasting Corporation, a separate publicly-traded company. The Company retained the ESPN Radio and Radio Disney networks and stations businesses. As a result, the Company will now report the historical results of the ABC Radio business as discontinued operations for all periods reported in its financial statements. Additionally, the ESPN Radio and Radio Disney networks and station businesses will be included with Cable Networks in the Media Networks segment. Prior to the spin-off, the Company’s Radio businesses were included with Broadcasting in the Media Networks segment.

This new presentation will be reflected in the Company’s third quarter fiscal 2007 financial statements.

The following table presents summary consolidated financial information for fiscal years 2005 and 2006 and the six months ended March 31, 2007 adjusted to reflect the new presentation (unaudited, in millions, except per share data):

	Year Ended October 1, 2005	Year Ended September 30, 2006	Six Months Ended March 31, 2007
Income from continuing operations before the cumulative effect of accounting change	$2,460	$3,304	$2,595
Discontinued operations, net of tax	109	70	37
Cumulative effect of accounting change	(36)	—	—

Net income	$2,533	$3,374	$2,632

Diluted EPS from continuing operations before the cumulative effect of accounting change	$1.19	$1.60	$1.22
Diluted EPS - discontinued operations	0.05	0.03	0.02
Cumulative effect of accounting change per share	(0.02)	—	—

Diluted EPS (1)	$1.22	$1.64	$1.24

(1)	Total diluted earnings per share may not equal the sum of the column due to rounding.

The following tables present reconciliations of operating results as originally reported to operating results adjusted to reflect the new presentation for fiscal year 2007 (quarterly and first half), fiscal year 2006 (quarterly and full year), and fiscal year 2005.

(unaudited, in millions, except per share data)

	First Quarter Fiscal 2007			Second Quarter Fiscal 2007			First Half Fiscal 2007
	As Reported	Adj.	As Adjusted	As Reported	Adj.	As Adjusted	As Reported	Adj.	As Adjusted
Revenues:
Media Networks
Cable Networks	$2,092	$44	$2,136	$1,899	$32	$1,931	$3,991	$76	$4,067
Broadcasting	1,819	(188)	1,631	1,662	(151)	1,511	3,481	(339)	3,142

Total Media Networks	3,911	(144)	3,767	3,561	(119)	3,442	7,472	(263)	7,209

Parks and Resorts	2,489	—	2,489	2,446	—	2,446	4,935	—	4,935
Studio Entertainment	2,633	—	2,633	1,550	—	1,550	4,183	—	4,183
Consumer Products	692	—	692	516	—	516	1,208	—	1,208

	$9,725	$(144)	$9,581	$8,073	$(119)	$7,954	$17,798	$(263)	$17,535

Segment operating income:
Media Networks
Cable Networks	$453	$9	$462	$963	$(1)	$962	$1,416	$8	$1,424
Broadcasting	297	(50)	247	212	(21)	191	509	(71)	438

Total Media Networks	750	(41)	709	1,175	(22)	1,153	1,925	(63)	1,862

Parks and Resorts	405	—	405	254	—	254	659	—	659
Studio Entertainment	604	—	604	235	—	235	839	—	839
Consumer Products	235	—	235	125	—	125	360	—	360

	1,994	(41)	1,953	1,789	(22)	1,767	3,783	(63)	3,720
Corporate and unallocated shared expenses	(106)	(1)	(107)	(132)	2	(130)	(238)	1	(237)
Other	844	—	844	(133)	—	(133)	711	—	711

Income from continuing operations before income taxes and minority interests	2,732	(42)	2,690	1,524	(20)	1,504	4,256	(62)	4,194
Income taxes	(1,026)	17	(1,009)	(590)	8	(582)	(1,616)	25	(1,591)
Minority interests	(5)	—	(5)	(3)	—	(3)	(8)	—	(8)

Income from continuing operations	1,701	(25)	1,676	931	(12)	919	2,632	(37)	2,595
Discontinued operations, net of tax	—	25	25	—	12	12	—	37	37

Net income	$1,701	$—	$1,701	$931	$—	$931	$2,632	$—	$2,632

Diluted EPS from continuing operations	$0.79	$(0.01)	$0.78	$0.44	$(0.01)	$0.43	$1.24	$(0.02)	$1.22
Diluted EPS - discontinued operations	n/a	0.01	0.01	n/a	0.01	0.01	n/a	0.02	0.02

Diluted EPS (1)	$0.79	$—	$0.79	$0.44	$—	$0.44	$1.24	$—	$1.24

(1)	Total diluted earnings per share may not equal the sum of the column due to rounding.

(unaudited, in millions, except per share data)

	First Quarter Fiscal 2006			Second Quarter Fiscal 2006			Third Quarter Fiscal 2006			Fourth Quarter Fiscal 2006
	As Reported	Adj.	As Adjusted	As Reported	Adj.	As Adjusted	As Reported	Adj.	As Adjusted	As Reported	Adj.	As Adjusted
Revenues:
Media Networks
Cable Networks	$1,865	$41	$1,906	$1,772	$30	$1,802	$2,164	$42	$2,206	$2,200	$45	$2,245
Broadcasting	1,809	(182)	1,627	1,779	(149)	1,630	1,576	(188)	1,388	1,473	(177)	1,296

Total Media Networks	3,674	(141)	3,533	3,551	(119)	3,432	3,740	(146)	3,594	3,673	(132)	3,541

Parks and Resorts	2,402	—	2,402	2,251	—	2,251	2,730	—	2,730	2,542	—	2,542
Studio Entertainment	2,045	—	2,045	1,774	—	1,774	1,705	—	1,705	2,005	—	2,005
Consumer Products	733	—	733	451	—	451	445	—	445	564	—	564

	$8,854	$(141)	$8,713	$8,027	$(119)	$7,908	$8,620	$(146)	$8,474	$8,784	$(132)	$8,652

Segment operating income:
Media Networks
Cable Networks	$372	$8	$380	$809	$1	$810	$969	$6	$975	$854	$(14)	$840
Broadcasting	234	(42)	192	160	(17)	143	183	(53)	130	29	(19)	10

Total Media Networks	606	(34)	572	969	(16)	953	1,152	(47)	1,105	883	(33)	850

Parks and Resorts	375	—	375	214	—	214	549	—	549	396	—	396
Studio Entertainment	128	—	128	147	—	147	240	—	240	214	—	214
Consumer Products	270	—	270	104	—	104	105	—	105	139	—	139

	1,379	(34)	1,345	1,434	(16)	1,418	2,046	(47)	1,999	1,632	(33)	1,599

Corporate and unallocated shared expenses	(104)	1	(103)	(138)	2	(136)	(119)	(1)	(120)	(168)	5	(163)
Other	(96)	—	(96)	(147)	—	(147)	(118)	—	(118)	(154)	—	(154)

Income from continuing operations before income taxes, minority interests and cumulative effect of accounting change	1,179	(33)	1,146	1,149	(14)	1,135	1,809	(48)	1,761	1,310	(28)	1,282
Income taxes	(429)	12	(417)	(404)	5	(399)	(611)	18	(593)	(446)	18	(428)
Minority interests	(16)	—	(16)	(12)	—	(12)	(73)	—	(73)	(82)	—	(82)

Income from continuing operations before the cumulative effect of accounting change	734	(21)	713	733	(9)	724	1,125	(30)	1,095	782	(10)	772
Discontinued operations, net of tax	—	21	21	—	9	9	—	30	30	—	10	10
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—	—	—	—

Net income	$734	$—	$734	$733	$—	$733	$1,125	$—	$1,125	$782	$—	$782

Diluted EPS from continuing operations before the cumulative effect of accounting change	$0.37	$(0.01)	$0.36	$0.37	$—	$0.37	$0.53	$(0.02)	$0.51	$0.36	$—	$0.36
Diluted EPS - discontinued operations	n/a	0.01	0.01	n/a	—	—	n/a	0.01	0.01	n/a	—	—
Cumulative effect of accounting change per share	—	—	—	—	—	—	—	—	—	—	—	—

Diluted EPS (1)	$0.37	$—	$0.37	$0.37	$—	$0.37	$0.53	$—	$0.53	$0.36	$—	$0.36

(1)	Total diluted earnings per share may not equal the sum of the column due to rounding.

(unaudited, in millions, except per share data)

	Fiscal Year 2006			Fiscal Year 2005
	As Reported	Adj.	As Adjusted	As Reported	Adj.	As Adjusted
Revenues:
Media Networks
Cable Networks	$8,001	$158	$8,159	$7,262	$137	$7,399
Broadcasting	6,637	(696)	5,941	5,945	(707)	5,238

Total Media Networks	14,638	(538)	14,100	13,207	(570)	12,637

Parks and Resorts	9,925	—	9,925	9,023	—	9,023
Studio Entertainment	7,529	—	7,529	7,587	—	7,587
Consumer Products	2,193	—	2,193	2,127	—	2,127

	$34,285	$(538)	$33,747	$31,944	$(570)	$31,374

Segment operating income:
Media Networks
Cable Networks	$3,004	$1	$3,005	$2,745	$17	$2,762
Broadcasting	606	(131)	475	464	(186)	278

Total Media Networks	3,610	(130)	3,480	3,209	(169)	3,040

Parks and Resorts	1,534	—	1,534	1,178	—	1,178
Studio Entertainment	729	—	729	207	—	207
Consumer Products	618	—	618	543	—	543

	6,491	(130)	6,361	5,137	(169)	4,968

Corporate and unallocated shared expenses	(529)	7	(522)	(536)	(7)	(543)
Other	(515)	—	(515)	(614)	—	(614)

Income from continuing operations before income taxes, minority interests and cumulative effect of accounting change	5,447	(123)	5,324	3,987	(176)	3,811
Income taxes	(1,890)	53	(1,837)	(1,241)	67	(1,174)
Minority interests	(183)	—	(183)	(177)	—	(177)

Income from continuing operations before the cumulative effect of accounting change	3,374	(70)	3,304	2,569	(109)	2,460
Discontinued operations, net of tax	—	70	70	—	109	109
Cumulative effect of accounting change	—	—	—	(36)	—	(36)

Net income	$3,374	$—	$3,374	$2,533	$—	$2,533

Diluted EPS from continuing operations before the cumulative effect of accounting change	$1.64	$(0.04)	$1.60	$1.24	$(0.05)	$1.19
Diluted EPS - discontinued operations	n/a	0.03	0.03	n/a	0.05	0.05
Cumulative effect of accounting change per share	—	—	—	(0.02)	—	(0.02)

Diluted EPS (1)	$1.64	$—	$1.64	$1.22	$—	$1.22

(1)	Total diluted earnings per share may not equal the sum of the column due to rounding.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

	By:	/s/ Thomas O. Staggs
Thomas O. Staggs
Senior Executive Vice President and Chief Financial Officer

Dated: July 23, 2007